Supplement to the
Fidelity Advisor® Energy Fund
Class A, Class M, Class C, Class I, and Class Z
September 28, 2024
Summary Prospectus

Effective November 11, 2024, the following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Maurice FitzMaurice (Co-Portfolio Manager) has managed the fund since 2020.
Kristen Dougherty (Co-Portfolio Manager) has managed the fund since 2024.
ANR-SUSTK-1124-106 1.9880395.106	November 8, 2024